UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2020

Avita Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39059	85-1021707
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28159 Avenue Stanford, Suite 220, Valencia, CA 91355	661.367.9170
(Address of principal executive offices, including Zip Code)	(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RCEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 9, 2020, AVITA Therapeutics, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). The total number of shares of common stock eligible to vote as of the record date, September 10, 2020, was 21,551,827 and, pursuant to the Company’s Amended and Restated Bylaws, majority shares were required to be present or represented at the Annual Meeting to constitute a quorum. The total number of shares of common stock present or represented at the Annual Meeting was 12,213,671, and a quorum therefore existed.

At the Annual Meeting:

1.

Election of Directors. All five directors named in the Company’s Proxy Statement for the Annual Meeting (“Proxy Statement”) were re-elected to serve on the Company’s Board of Directors with the following vote:

Name	Votes For	Votes Withheld	Non-Votes
Louis Panaccio (Chair)	8,454,939	691,576	3,067,156
Michael Perry (Director and CEO)	8,057,811	1,066,472	3,089,388
Professor Suzanne Crowe (Director)	8,140,881	981,886	3,090,904
Louis Drapeau (Director)	8,113,245	1,011,038	3,089,388
Jeremy Curnock Cook (Director)	8,158,543	965,187	3,089,941

2.

Appointment of Independent Auditors. The appointment of Grant Thornton LLP as the Company’s independent public accountants for the fiscal year ending June 30, 2021 was ratified by a vote of (i) 11,377,348 in favor, (ii) 605,154 against, and (iii) 223,665 abstaining.

3.

2020 Omnibus Incentive Plan. Stockholders approved: (a) the adoption of the Company’s 2020 Omnibus Incentive Plan (the “Plan”), the terms of which are summarized in the Proxy Statement; and (b) for the purposes of Australian Securities Exchange (the “ASX”) Listing Rule 7.2 Exception13(b) and for all other purposes, the issue of equity securities in the Company under and subject to the terms of the Plan for three years commencing on the date that the Plan is approved by the Company’s stockholders. This proposal was approved by a vote of (i) 7,267,180 in favor, (ii) 1,495,921 against, and (iii) 384,290 abstaining.

4.

Maximum Aggregate Annual Cash Pool for Non-Executive Directors. Stockholders approved the increase in the maximum aggregate annual cash fee pool from which non-executive directors of the Company may be paid for their service as a member of the board of directors of the company from A$450,000 per annum to US$600,000 per annum, by a vote of (i) 6,642,165 in favor, (ii) 2,130,840 against, and (iii) 374,224 abstaining.

5.

Issue of Securities to Mr. Louis Panaccio. Stockholders approved the issue of shares of common stock or CHESS Depositary Interests in the Company to Mr. Louis Panaccio (or his nominee) up to a value of US$8,333 in each fiscal year during the three year period from the date of the Annual Meeting under the Plan, in lieu of the equivalent amount of directors fees otherwise payable to him by the Company, on the terms and conditions as set out in the Proxy Statement, by a vote of (i) 7,812,194 in favor, (ii) 946,460 against, and (iii) 388,575 abstaining.

6.

Issue of Securities to Professor Suzanne Crowe. Stockholders approved the issue of shares of common stock or CHESS Depositary Interests in the Company to Professor Suzanne Crowe (or her nominee) up to a value of US$8,333 in each fiscal year during the three year period from the date of the Annual Meeting under the Plan, in lieu of the equivalent amount of directors fees otherwise payable to her by the Company, on the terms and conditions as set out in the Proxy Statement, by a vote of (i) 7,885,577 in favor, (ii) 870,563 against, and (iii) 391,089 abstaining.

7.

Issue of Securities to Mr. Louis Drapeau. Stockholders approved the issue of shares of common stock or CHESS Depositary Interests in the Company to Mr. Louis Drapeau (or his nominee) up to a value of US$8,333 in each fiscal year during the three year period from the date of the Annual Meeting under the Plan, in lieu of the equivalent amount of directors fees otherwise payable to him by the Company, on the terms and conditions as set out in the Proxy Statement, by a vote of (i) 7,874,138 in favor, (ii) 878,478 against, and (iii) 394,613 abstaining.

8.	Issue of Securities to Mr. Jeremy Curnock Cook. Stockholders approved the issue of shares of common stock or CHESS Depositary Interests in the Company to Mr. Jeremy Curnock Cook (or his nominee)

up to a value of US$8,333 in each fiscal year during the three year period from the date of the Annual Meeting under the Plan, in lieu of the equivalent amount of directors fees otherwise payable to him by the Company, on the terms and conditions as set out in the Proxy Statement, by a vote of (i) 7,868,343 in favor, (ii) 882,367 against, and (iii) 396,519 abstaining.

9.

Advisory Vote to Approve the Compensation of Named Executive Officers. Stockholders voted in favor of the non-binding advisory vote to approve the compensation of the Company’s named executive officers, by a vote of (i) 4,619,013 in favor, (ii) 4,289,735 against, and (iii) 238,481 abstaining.

10.

Advisory Vote to Approve the Frequency of Future Advisory Votes. In relation to the non-binding advisory vote to approve the frequency of future advisory votes to approve executive compensation, stockholders voted in favor of future advisory votes being held every one year, by a vote of (i) 7,783,828 in favor, and (ii) 290,424 abstaining, and (iii) 3,059,652 non-votes.

On November 10, 2020, the Company issued a press release announcing the voting results with respect to each of the proposals presented to stockholders at the Annual Meeting. A copy of the Company’s press release is included as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release of AVITA Therapeutics, Inc. dated November 10, 2020 (“AVITA Therapeutics, Inc.: Results of 2020 Annual Meeting of Shareholders”).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2020

AVITA THERAPEUTICS, INC.

By:	/s/ Donna Shiroma
Name:	Donna Shiroma
Title:	General Counsel